Exhibit 99.1

January 30, 2023

Orrick, Herrington & Sutcliffe LLP

609 Main Street

Houston, Texas 77002-3106

Independent Advisor’s Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

Cinco Energy Management Group (“CINCO”) has performed the procedures described below, which were agreed to by Urban Oil and Gas Group, LLC (the “Company”), UOG ABS Issuer I, LLC (the “Issuer”), Orrick, Herrington & Sutcliffe LLP (“Noteholder Counsel”) and BofA Securities, Inc. (“BofA Securities,” and together with the Company, the Issuer and Noteholder Counsel, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the oil and gas interests related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed are described below along with our findings.

On October 21, 2022, the Company provided CINCO with a Microsoft Excel data file1 prepared by the Company (“Collateral Data File”) containing certain characteristics of the wells as of November 1, 2022. Using non-statistical methodology, we selected (a) the top 50 wells by PV-10 value and (b) an additional 50 wells in the top 80% of PV-10 value, but less than the lowest value well from (a) (together, the “Sample Wells”), for the purpose of the source document agreed-upon procedures. Our reported findings are limited to the Sample Wells, and may differ from the findings of wells that were not part of our review. The Company provided us with additional information pertaining to the Sample Wells until January 30, 2023.

The following terms describe the methods used for our evaluation.

Unless otherwise noted, the following terms are defined for the purpose of describing our procedures:

-	“Compared” means we compared the Company’s reported well attribute with applicable Source Documents with any findings being reported that are not within an allowable deviation tolerance, if applicable.

-	“Recomputed” means calculated and found to be in agreement with the applicable information in the Collateral Data File, with any findings being reported that are not within an allowable deviation tolerance, if applicable.

1 The referenced data file is entitled “One Line Detail - Urban - ADD COUNTY STATE API - Includes Wells in Units.xlsb”.

-	“Source Documents” refer to the records containing the details of a particular well characteristic or transaction. The Source Documents included the Company’s Working Interest (“WI”) Expense Deck, the Company’s Revenue Deck and public records from the Texas Railroad Commission (“TRRC”), Wyoming Oil and Gas Conservation Commission, (“WOGCC”), Alabama Oil and Gas Board (“AOGB”), & Colorado Oil and Gas Conservation Commission (“COGCC”).

Source Document Agreed-Upon Procedures:

For each of the Sample Wells, CINCO compared and/or recomputed the attributes listed below as per the Collateral Data File to the applicable Source Documents.

Characteristic	Source Document	Procedure Performed
API	TRRC, WOGCC, AOGB, & COGCC	Compared and Recomputed
Well Name	TRRC, WOGCC, AOGB, & COGCC	Compared
County	TRRC, WOGCC, AOGB, & COGCC	Compared
State	TRRC, WOGCC, AOGB, & COGCC	Compared
Operator	TRRC, WOGCC, AOGB, & COGCC	Compared
First Production Date (Month and Year)	TRRC, WOGCC, AOGB, & COGCC	Compared
Working Interest	Company JIB Deck	Compared
Net Revenue Interest	Company Revenue Deck	Compared

For each of the Sample Wells, we compared the API, Lease, County, State, and Operator as set forth in the Collateral Data File with the information represented by the TRRC and OCC. For wells in Texas, we used a 10-digit API Number as reported by the TRRC for the API Number comparisons. For wells in Oklahoma, we recomputed the 14-digit API reported by the OCC to for comparisons against the 10-digit API shown on the Collateral Data File. For wells in Wyoming, we recomputed a 7-digit API number as reported by the WOGCC for comparison against the 10-digit API Number shown on the Collateral Data File. For the wells in Alabama, we used a 14-digit API Number as reported by the AOGB for comparisons against the 10-digit API shown on the Collateral Data File. For the Lease characteristic, we assumed that variances due to formatting or style were in agreement. We noted no unresolved discrepancies between the Collateral Data File and the Source Documents for API, Well Name, County, or State.

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Operator per the Collateral Data File was compared with operator as listed on Completion reports filed with the TRRC, WOGCC, AOGB, & COGCC. We identified one discrepancy, listed on Exhibit A.

First Production Dates per the Collateral Data File were compared with the dates of first production provided by the TRRC, WOGCC, AOGB, & COGCC. We assumed that differences of less than or equal to 31 days were in agreement. We identified no unresolved discrepancies.

The Net Working Interests for each well were compared using the Company WI Expense Deck. For any instances in which the Net Working Interest on the Company WI Expense Deck was less than the Net Working Interest per the Collateral Data File, we considered those values to be in agreement. For any instances in which the Net Working Interest on the Company WI Expense Deck was greater than the Net Working Interest per the Collateral Data File, we assumed that differences of less than or equal 0.1% were in agreement. Based on the assumptions and tolerance standards we used for Net Working Interest, we found no unresolved discrepancies.

The Net Revenue Interests for each well were compared and recomputed using the Company Revenue Deck. For any instances in which the Net Revenue Interest on the Company Revenue Deck was greater than the Net Revenue Interest per the Collateral Data File, we considered those values to be in agreement. For any instances in which the Net Revenue Interest on the Company Revenue Deck was less than the Net Revenue Interest per the Collateral Data File, we assumed that differences of less than or equal 0.1% were in agreement. Based on the assumptions and tolerance standards we used for Net Revenue Interest, we found no unresolved discrepancies.

We make no representations as to (i) the accuracy of the information set forth in the Collateral Data File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Collateral Data File (other than with respect to the procedures described herein relating to the Sample Wells) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company's financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

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Yours truly,

Cinco Energy Management Group, LLC

By:	/s/ Traver Turney

Traver Turney, Certified Professional Landman

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Exhibit A

Discrepancies between Collateral Data File and Source Documents

Operator
Well Name	API	Operator	Operator per State Agency
LINCOLN ROAD 40-9D	49037233200000	MAVERICK NATURAL RESOURCES	BREITBURN OPERATING L.P.

Exhibit A